XZERES Consummates Letter of Intent with VG Energy Ltd, The United Kingdom’s  Largest Distributed Wind Energy Dealer Representing Minimum Orders of $5 million

WLSONVILLE, OR –9/20/2011 -- XZERES Corp. (OTCBB: XPWR), designer, developer and producer of distributed generation, wind power systems and power management and efficiency devices for the renewable and clean energy markets, announced today that it has consummated a Letter of Intent, from the UK’s largest distributed wind energy dealer, VG Energy, Ltd., of Scotland, representing a minimum of $5.0 million in turbines to be purchased from XZERES over the next 15 months.

“We are very pleased to have executed this Letter of Intent with VG Energy, Ltd.,” said Frank Greco, CEO and President.  “We have worked tirelessly over the past 10 months to establish our presence in the lucrative UK distributed energy marketplace.  We have demonstrated to our customers and dealers in the UK that we have a high-quality, best-of-breed, MCS-certified wind power system.  These efforts have now culminated with a commitment from the market’s largest dealer, one capable of selling significant quantities of XZERES systems,” further commented Mr. Greco.

As part of the Letter of Intent, XZERES has agreed to provide VG Energy with exclusivity for certain areas of the United Kingdom, provided that VG Energy meets minimum sales volume requirements.  “VG Energy is the most dominant force in the UK market having installed more than 1/3 (36%) of the total turbine capacity in the 15-100kW Feed in Tariff (FIT) range and we are excited to have forged an agreement with such a fantastic and formidable industry leader,” stated David N. Baker, Chairman.  “The fact that VG requested exclusivity for key areas in the UK and agreed to certain minimum sales volumes reflects their overall market presence and capability to produce results.”

Jim Paterson, VG Energy president said “We’ve decided to use XZERES products exclusively in the UK small wind (6.1-15 kilowatt) market because they are the most reliable and dependable wind turbines that we have found after extensive market research around the World. As well as having excellent products, VG Energy believes that the XZERES business plan is well suited for producing the large numbers of quality turbines that this market will and does require.”

As a country with outstanding wind resources and one of the best Feed-in-Tariff’s in the world, the UK represents a significant market opportunity. Approximately 3,000 small wind turbines were installed in the UK during 2010, an increase of roughly 70% over 2009.  According to the British Wind Energy Association (BWEA), UK market growth is expected to further accelerate to over 150% in 2011.

With our aggressive, direct sales and dealer efforts in the South, VG Energy as our partner for the North and the incredible market growth that continues to accelerate in the United Kingdom, we believe this is merely the beginning of our opportunity in the region.

For more information about XZERES or any of its products, please visit www.xzeres.com and www.xzeresenergy.com as well as www.xzeres.co.uk

Media Contact:

XZERES Investor Relations

503-388-7331

About XZERES:

XZERES Corp. is a renewable energy and clean energy technology company that designs, develops, manufactures and markets distributed generation, wind power systems as well as power management and power efficiency solutions for the commercial, light industrial and residential markets .  Our grid connected and off grid wind turbine systems, which consist of our 2.5kW and 10kW  devices and related equipment, are utilized for electrical power generation for applications and markets such as residential, micro-grid based rural and island electrification, agricultural, small business, rural electric utility systems, as well as other private, corporate infrastructure and government applications. Our wind power systems are focused on distributed energy, where a specific machine's energy output is largely or entirely used on-site where the equipment is installed, as well as grid connected applications. While many of our customers take advantage of their local net-metering rules within the United States and Feed In Tariffs that are often available in Europe and Internationally (to sell power back to the grid), our wind power systems are not dependent on transmission needs to carry the energy produced to another location and are therefore well suited for remote electrification, available with or without a battery coupled solution.  Our power management and power efficiency solutions are deployed primarily for commercial and light industrial applications, and secondarily residential usage and target both urban and rural customers.  For more information please see the Company's web site at www.xzeres.com and www.xzeresenergy.com

Forward Looking Statements and Safe Harbor Statement:

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. XZERES Corp. claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. These "Forward-looking statements" are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. These forward-looking statements may be identified by the use of terms and phrases such as "anticipates", "believes", "can", "could", "estimates", "expects", “goals”, "forecasts", “hopes”, "intends", "may", "plans", "projects", "targets", "will", and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as new business models, new products, product enhancements, new technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. Management cautions that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, regulatory and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a)new business models may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse effects relating to the Company's business; (b) the challenge of compensating and retaining key employees; (c) the impact on the Company and our customers from the current domestic and international economic, geo-political and financial market conditions; (d) the success of our new products and new business models in achieving their expected benefits; (e) to perform as expected without material defects; (f) to be qualified and accepted by our customers, (g) to successfully compete with products, systems, technologies and services offered by our competitors; (h) we may not be successful in undertaking the steps currently planned in order to further develop the business; and (i) other risks and uncertainties described in our filings with the Securities and Exchange Commission.

Neither XZERES Corp. management nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission that are available on the SEC's web site located at www.sec.gov. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.